UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

S&W SEED COMPANY

(Name of Registrant as Specified In Its Charter)

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P.O. BOX 8016, CARY, NC 27512-9903 S&W Seed Company Important Notice Regarding the Availability of Proxy Materials Shareholders Meeting to be held on December 14, 2022 For Shareholders of record as of October 18, 2022 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/SANW To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. S&W Seed Company Meeting Type: Date: Time: Place: Annual Meeting of Shareholders Wednesday, December 14, 2022 2:30 PM, Mountain Time Annual Meeting to be held virtually via live webcast please visit www.proxydocs.com/SANW for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/SANW before 5:00 PM EST on December 12, 2022 SEE REVERSE FOR FULL AGENDA INTERNETwww.investorelections.com/SANW TELEPHONE(866)648-8133*E-MAILpaper@investorelections.comTo order paper materials, use one of the following methods. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/SANW If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before December 01, 2022.

S&W Seed Company Annual Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL 1. Election of Directors 1.01 Mark J. Harvey 1.02 Mark Herrmann 1.03 Alexander C. Matina 1.04 Alan D. Willits 1.05 Mark W. Wong 2. To ratify the selection of Crowe LLP as the Company's Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2023. 3. Advisory vote on compensation of named executive officers. 4. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.